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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    March 25, 2002

                               Waters Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        01-14010                                            13-3668640
(Commission File Number)                       (IRS Employer Identification No.)

34 Maple Street, Milford, Massachusetts                        01757
(Address of Principal Executive Offices)                     (Zip Code)

                                 (508) 478-2000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   Other Events

        The purpose of this Form 8-K is to inform the public and security holders of revisions with respect to previously reported financial results for the year ended December 31, 2001. The adjustment to the 2001 financial results previously reported on January 24, 2002 is due to receiving an unfavorable jury ruling on March 15, 2002 in the ongoing patent litigation involving certain mass spectrometry products sold in the United States. The adjustment is being made in fiscal 2001 in accordance with Statement of Financial Accounting Standard No. 5, Accounting for Contingencies, as the underlying claim was filed prior to December 31, 2001. The Company will reflect this adjustment in its Form 10-K and Annual Report for fiscal year 2001 along with appropriate disclosures. Simultaneously with the filing of this Form 8-K, the Company is issuing a press release reporting this event as well as updating our previously communicated fiscal year 2002 first quarter projections and full year expectations. A copy of the press release and adjusted financial results for the year ended December 31, 2001 are attached as Exhibit 99.1.

        Certain statements contained in the current report on Form 8-K presentations, including references to the Registrant's strategy and operating and financial profile, are forward-looking. These statements are subject to various risks and uncertainties, many of which are outside the control of the Registrant, including (i) changes in relevant portions of the analytical instrument marketplace as a result of economic or regulatory influences, (ii) general changes in the economy or marketplace including currency fluctuations, in particular with regard to the Eurocurrency, (iii) changes in the competitive marketplace, including new products or pricing changes by the Registrant's competitors, (iv) the ability of the Registrant to generate increased sales and profitability from new product introductions, as well as additional risk factors set forth in the Registrant's Form 10-K for its fiscal year ended December 31, 2000. Actual results could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Registrant may make, whether because of these factors or for other reasons. The Registrant does not assume any obligations to update any forward-looking statement.

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Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 Press Release dated March 25, 2002

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WATERS CORPORATION



Dated:  March 25, 2002                By:    /s/ John A. Ornell
                                             ------------------------
                                      Name:  John A. Ornell
                                      Title: Vice President, Finance and
                                             Administration and Chief
                                             Financial Officer